SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES ECXHANGE ACT OF 1934
Date of Report: November 10, 2006
(Date of earliest event reported)
KAHIKI FOODS, INC.
(Exact Name of Registrant as specified in its charter)

Ohio
(State or Other Jurisdiction	333-113925
of Incorporation)	(Commission file Number)
31-1056793
(IRS Employer Identification No.)
1100 Morrison Road, Gahanna, Ohio 43230
(Address of principal executive offices)(Zip code)
Registrant’s Telephone Number, Including Area Code
(614) 322-3180
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02 Results of Operations and Financial Condition
and
ITEM 7.01 Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On November 10, 2006, Kahiki Foods, Inc. (“Kahiki” or “we”) issued a news release reporting certain results for the second quarter of its fiscal 2007, ending September 30, 2006. We attached a copy of the news release as Exhibit 99.1, and such exhibit is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description

99.1	News release issued by Kahiki Foods, Inc. on November 10, 2006
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, except if Kahiki specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KAHIKI FOODS, INC.

By:	(s)	Frederick A. Niebauer
Frederick A. Niebauer
Chief Financial Officer
Dated: November 10, 2006